UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Enliven Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903

Enliven Therapeutics, Inc.

Annual Meeting of Stockholders

Tuesday, June 9, 2026 10:00 A. M., Mountain Time

Annual meeting to be held virtually via the internet - please visit www.proxydocs.com/ELVN for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/ELVN

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ELVN

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This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 29, 2026.

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 9, 2026 for stockholders of record as of April 10, 2026

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Enliven Therapeutics, Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR the election of the two Class III directors

FOR the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for fiscal year ending December 31, 2026

FOR the amendment of our amended and restated certificate of incorporation, as amended, to increase our authorized shares of common stock from 100,000,000 shares to 200,000,000 shares

FOR the approval, in an advisory (non-binding) vote, of the compensation of our named executive officers as disclosed in our proxy statement

For the approval, in an advisory (non-binding) vote, of the frequency of future stockholder advisory votes on the compensation of our named executive officers to be held every ONE YEAR

PROPOSAL

1.	To elect the two Class III directors named in the accompanying proxy statement to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

1.01 Richard Fair, M.B.A.

1.02 Lori Kunkel, M.D.

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

3.	To amend our amended and restated certificate of incorporation, as amended, to increase our authorized shares of common stock from 100,000,000 shares to 200,000,000 shares.

4.	To approve, in an advisory (non-binding) vote, the compensation of our named executive officers as disclosed in our proxy statement.

5.	To approve, in an advisory (non-binding) vote, the frequency of future stockholder advisory votes on the compensation of our named executive officers.

6.	To transact other business that may properly come before the Annual Meeting.